UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2017

DUKE ENERGY OHIO, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-1232	31-0240030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

139 East Fourth Street, Cincinnati, Ohio 45202

(Address of Principal Executive Offices, including Zip code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.                                        Other Events.

On March 22, 2017, Duke Energy Ohio, Inc. (the “Company”) entered into an underwriting agreement, dated March 22, 2017 (the “Underwriting Agreement”), with Citigroup Global Markets Inc. and Loop Capital Markets LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $100,000,000 aggregate principal amount of the Company’s First Mortgage Bonds, 3.70% Series, Due June 15, 2046 (the “Bonds”).  The Bonds will be issued under the First Mortgage, dated as of August 1, 1936, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as amended and supplemented from time to time (the “Indenture”), including by the Forty-fifth Supplemental Indenture, dated as of March 27, 2017 (the “Supplemental Indenture”).  The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Indenture, the Supplemental Indenture, which is filed as Exhibit 4.1 hereto, and the Underwriting Agreement, which is filed as Exhibit 99.1 hereto.  Such exhibits are incorporated herein by reference.  Also, in connection with the issuance and sale of the Bonds, the Company is filing a legal opinion regarding the validity of the Bonds as Exhibit 5.1 to this Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement No. 333-213765-02.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

4.1                               Forty-fifth Supplemental Indenture, dated as of March 27, 2017, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, providing for the issuance of the Bonds.

5.1                               Opinion regarding validity of the Bonds.

23.1                        Consent (included as part of Exhibit 5.1).

99.1                        Underwriting Agreement, dated March 22, 2017, among the Company and Citigroup Global Markets Inc. and Loop Capital Markets LLC, as representatives of the several underwriters named therein, in connection with the Company’s issuance and sale of the Bonds.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY OHIO, INC.

Date: March 27, 2017	By:	/s/ Robert T. Lucas III, Esq.
		Name:	Robert T. Lucas III, Esq.
		Title:	Deputy General Counsel and
Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

4.1	Forty-fifth Supplemental Indenture, dated as of March 27, 2017, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, providing for the issuance of the Bonds.

5.1	Opinion regarding validity of the Bonds.

23.1	Consent (included as part of Exhibit 5.1).

99.1

Underwriting Agreement, dated March 22, 2017, among the Company and Citigroup Global Markets Inc. and Loop Capital Markets LLC, as representatives of the several underwriters named therein, in connection with the Company’s issuance and sale of the Bonds.